 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 26, 2016

CELL MEDX CORP.
(Exact name of registrant as specified in its charter)

NEVADA	000-54500	38-3939625
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2872 Sumter Valley Circle Henderson, NV		89052
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (844) 238-2692

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 26, 2016, Cell MedX Corp. (the “Company”) entered into a letter agreement (the “Letter Agreement”) with Jean Arnett and Brad Hargreaves to, among other things, cancel the unvested portion of the options granted to Ms. Arnett and Mr. Hargreaves by the Company pursuant to those separate Option Agreements between the Company and Ms. Arnett, and the Company and Mr. Hargreaves, each dated for reference November 25, 2014 (the “Cancelled Options”).  The Cancelled Options had previously entitled Ms. Arnett and Mr. Hargreaves to collectively acquire up to total of 17,500,000 common shares of the Company (8,750,000 shares, each) at an initial price of $0.05 per share.

In addition, the Company renegotiated its consulting arrangements with Ms. Arnett and Mr. Hargreaves. Based on the Letter Agreement, the Company has agreed to pay each of Ms. Arnett and Mr. Hargreaves CAD$5,000 per month, beginning effective August 1, 2016 for a duration of six (6) months.

The foregoing description of the Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Letter Agreement attached as Exhibit 10.5 hereto.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On September 26, 2016, the board of directors of the Company unanimously resolved to fix the number of directors at three, and unanimously resolved to appoint Yanika Silina, the Company’s current Chief Financial Officer, as a director to fill the vacancy created by the increase in the number of directors.

No new compensation arrangements were entered into between the Company and Ms. Silina in connection with her appointment as a director of the Company.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits

The following exhibits are either provided with this Current Report or are incorporated herein by reference:

Exhibit Number	Description of Exhibit
10.1	Non-Qualified Stock Option Agreement dated November 25, 2014, among Cell MedX Corp. and Jean Arnett.(1)
10.2	Non-Qualified Stock Option Agreement dated November 25, 2014, among Cell MedX Corp. and Brad Hargreaves.(1)
10.3	First Amendment to Stock-Option Agreement dated November 30, 2014, to that Non-Qualified Stock Option Agreement dated November 25, 2014 among Cell MedX Corp. and Jean Arnett.(1)
10.4	First Amendment to Stock-Option Agreement dated November 30, 2014, to that Non-Qualified Stock Option Agreement dated November 25, 2014 among Cell MedX Corp. and Brad Hargreaves. (1)
10.5	Letter Agreement dated September 26, 2016, between Jean Arnett, Brad Hargreaves and Cell MedX Corp.
99.1	News Release dated September 29, 2016.

(1)	Filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on December 3, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELL MEDX CORP.

Date: September 29, 2016	By:	/s/ Frank McEnulty
Frank McEnulty, Chief Executive Officer